Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of NRDC Acquisition Corp. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard A. Baker, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: May 7, 2009	By:	/s/ RICHARD A. BAKER
Richard A. Baker
Chief Executive Officer
(Principal Financial Officer)